LORD ABBETT SERIES FUND International Core Equity Portfolio

Supplement dated October 28, 2013 to the

Statement of Additional Information dated May 1, 2013

1.                  The following paragraph replaces the eighth paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the Statement of Additional Information (the “SAI”):

Vincent J. McBride heads International Core Equity Portfolio’s team. Assisting Mr. McBride is Todd D. Jacobson. Harold E. Sharon is senior member of the team. Messrs. McBride and Jacobson are jointly and primarily responsible for the day-to-day management of the Fund.

2.                  The following rows replace the applicable rows of the corresponding table on page 5-6 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Core Equity Portfolio	Vincent J. McBride	3/$2,791	1/$74	1,148/$1,383(1)(2)
	Todd D. Jacobson(3)	5/$3,401	2/$99	1,003/$1,299(4)(5)
	Harold E. Sharon	3/$2,791	1/$74	1,148/$1,383(1)(2)

+ Total net assets are in millions.

(1) Included in the number of accounts and total assets is one account with respect to which the management fee is based on the performance of the account; such account has approximately $234 million in assets.

(2) Does not include $19 million for which Lord Abbett provides investment models to managed sponsors.

(3) The amounts shown are as of August 31, 2013.

(4) Included in the number of accounts and total assets is one account with respect to which the management fee is based on the performance of the account; such account has approximately $254 million in assets.

(5) Does not include $47 million for which Lord Abbett provides investment models to managed account sponsors.

3.                  The following rows replace the applicable rows of the corresponding table on page 5-8 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
International Core Equity Portfolio	Vincent J. McBride	X
	Todd D. Jacobson(1)	X
	Harold E. Sharon	X
(1) The amount shown is as of September 30, 2013.

Please retain this document for your future reference.